EXHIBIT 10.14A-A

Exhibit A

Healthtrust Purchasing Group
Purchasing Agreement
No. 500251
Vendor: Diasys Corporation
Date: December 1, 2001
Products & Services with Prices
Description	Catalog Number	Unit of Measure	Quantity	List Price	HPG Price
DIASYS WORKSTATIONS
R/S 2000 Urine Sediment Analysis - Complete	RS200	EA	1	$4,875	$4,388
R/S 2003 Urine Sediment Analysis - Complete	RS203	EA	1	$6,375	$5,738
PARTS & SERVICE PLANS:
R/S 2000:
Optical Slide Assembly - without Grid	RS200NS	EA	1	$310	$279
Optical Slide Assembly - with Grid	RS200GS	EA	1	$385	$347
Aspirator Kit	RS200A	EA	1	$75	$68
Tubing Repair Kit	RS200TK	EA	1	$27	$24
Purge Tank	RS200W	EA	1	$20	$18
Power Supply Unit	RS200PS	EA	1	$45	$41
Tube Rack	RS200R	EA	1	$50	$45
Service - Upgrade to R/S 2003	RS200U	EA	1	$3,188	$2,869
Service - Contract	RS200SC	EA	1	$750	$675
R/S 2003:
Optical Slide Assembly - without Grid	RS203NS	EA	1	$310	$279
Optical Slide Assembly - with Grid	RS203GS	EA	1	$385	$347
Aspirator Kit	RS203A	EA	1	$75	$68
Tubing Repair Kit	RS203TK	EA	1	$27	$24
Purge Tank	RS203W	EA	1	$20	$18
Bleach Tank	RS203B	EA	1	$20	$18
Power Supply Unit	RS203PS	EA	1	$45	$41
Tube Rack	RS203R	EA	1	$50	$45
Service - Contract	RS203SC	EA	1	$1,000	$900
Use for both RS 2000 and RS 2003
Optical Slide Assembly - Adapter	RS-SA-1	EA	1	$295	$266

Initial

HPG ______

Vendor______